Assets and Liabilities Held for Sale	12 Months Ended
Dec. 31, 2021
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Assets and liabilities held for sale
22. Assets and liabilities held for sale

Non-current assets and groups of assets and liabilities which comprise disposal groups are classified as ‘held for sale’ when all of the following criteria are met: a decision has been made to sell; the assets are available for sale immediately; the assets are being actively marketed; and a sale has been agreed or is expected to be concluded within 12 months of the balance sheet date.

Immediately prior to classification as held for sale, the non-current assets or groups of assets are remeasured in accordance with the Group’s accounting policies. Subsequently, non-current assets and disposal groups classified as held for sale are valued at the lower of book value or fair value less disposal costs. Assets held for sale are neither depreciated nor amortised.

Non-current assets and liabilities held for sale are recognised as current on the balance sheet.
In November 2021, Unilever announced that it has entered into an agreement to sell its global Tea business, ekaterra, to CVC Capital Partners Fund VIII for €4.5 billion on a cash-free, debt-free basis with completion expected in the second half of 2022.
As a result, the assets and liabilities are held for sale as at 31 December 2021. ekaterra includes brands such as PG tips, Pukka, Tazo, Lipton and T2, with 11 production factories across 4 continents and tea estates in 3 countries.
ekaterra excludes Unilever’s Tea business in India, Nepal and Indonesia as well as Unilever’s interests in the Pepsi Lipton ready-to-drink Tea joint ventures and associated distribution businesses. ekaterra forms part of the Foods and Refreshment segment across AAR, Europe and Americas.
22. Assets and liabilities held for sale continued

	€ million	€ million	€ million	€ million
	2021	2021	2021	2020
	ekaterra	Others(a)	Total	Total
Property, plant and equipment held for sale(b)	—	2	2	17

Non-current assets
Goodwill and intangibles	899	2	901	1
Property, plant and equipment	425	22	447	4
Deferred tax assets	329	—	329	—
Other non-current assets	25	—	25	—
	1,678	24	1,702	5
Current assets
Inventories	258	—	258	6
Trade and other receivables	336	—	336	—
Current tax assets	11	—	11	—
Cash and cash equivalents	90	—	90	—
Other current assets	2	—	2	—
	697	—	697	6
Assets held for sale	2,375	26	2,401	28

Current liabilities
Trade payables and other current liabilities	652	—	652	1
Current tax liabilities	9	—	9	—
Financial liabilities due within one year	49	—	49	—
Provisions	8	—	8	—
	718	—	718	1
Non-current liabilities
Pension and post-retirement healthcare liabilities	12	—	12	—
Financial liabilities due after one year	31	—	31	—
Other non-current liabilities	2	—	2	—
Deferred tax liabilities	57	—	57	—
	102	—	102	—
Liabilities held for sale	820	—	820	1
(a)Includes assets related to the disposal of the Calve and Baltimore brands in Russia.
(b)Includes manufacturing assets held for sale.
On disposal of an asset or disposal group, the associated currency translation difference, including amounts previously reported within equity, is reclassified to the income statement as part of the gain or loss on disposal. This is estimated to be a €99 million loss.